SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                January 23, 2001

                                 MathSoft, Inc.
                                 --------------
                      (now d/b/a Insightful Corporation)
             (Exact name of Registrant as specified in its charter)



          Massachusetts             02-020992              04-2842217
          -------------             ---------              ----------
 (State or other jurisdiction      (Commission           (IRS Employer
      of Incorporation)            File number)        Identification No.)


         1700 Westlake Ave N. #500                   98109-3044
            Seattle, Washington                      ----------
            -------------------                      (Zip Code)
          (Address of  principal
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code

                                  101 Main Street
                       Cambridge, Massachusetts  02142-1017
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item  2.  Acquisition  or  Disposition  of  Assets.
---------------------------------------------------

     On January 23, 2001, MathSoft, Inc.(which is now, pending formal name change, doing business as Insightful Corporation) (NASDAQ: IFUL) sold all of the outstanding stock of its wholly-owned subsidiary, Mathsoft Engineering & Education, Inc. ("MEEI") to a newly formed company, MathSoft Corporate Holdings, Inc., a Delaware Corporation ("Holdings"). MEEI, the subsidiary sold by MathSoft, Inc. to Holdings, had assets consisting of substantially all of the assets used in the business conducted by MathSoft, Inc's., Engineering and Education Products Division, including its Mathcad (R) and StudyWorks (R) product lines. The purchase of MEEI by Holdings was supported by capital provided by management of Holdings and through investments by Edison Venture Fund and Spring Capital Partners. James C. Randles, now the Chairman and Chief Executive Officer of the acquired company, MEEI, was formerly until the sale of MEEI, a senior vice president of MathSoft, Inc. and the general manager of its Engineering and Education Products Division. Mr. Randles oversaw the buyout efforts and received bonus income from MathSoft, Inc. aggregating $160,247 in connection with the sale.

Item  7.  Pro  Forma  Financial  Information and  Exhibits
----------------------------------------------------------

                         Pro Forma Financial Statements
                         ------------------------------

Introduction

We (MathSoft, Inc. and our subsidiaries) provide quantitative and analytical software for business and academia through two segments. Our education and engineering segment ("EEPD") consists of MathSoft Engineering and Education, Inc, a Delaware corporation and provides math, science and engineering software. Our data analysis segment provides software and services for predictive analysis, data mining, and business intelligence. In June of 1999, MathSoft added a third segment when it incorporated FreeScholarships.com, an internet company providing information and assistance to a very broad market of parents and students concerned about funding the costs of education.

In September 2000, we discontinued the operations of FreeScholarships.com and its web site due to the widespread adverse financial climate surrounding internet ventures. As a result, the operating results and related loss from the discontinuance of its activities were included in discontinued operations in the financial statements as of and for the nine months ended September 30, 2000.

On January 23, 2001, Mathsoft, Inc. sold all of the outstanding stock of its wholly-owned subsidiary, Mathsoft Engineering & Education, Inc. ("MEEI") to a newly formed company, MathSoft Corporate Holdings, Inc., a Delaware Corporation ("Holdings"). MEEI, the subsidiary sold by Mathsoft, Inc. to Holdings, had assets consisting of substantially all of the assets used in the business conducted by Mathsoft, Inc's, Engineering and Education Products Division ("EEPD"). The net gain for this transaction will be reported within discontinued operations in the first quarter of 2001, and is presently expected to range between $3.5 and $4.0 million. The following unaudited pro forma consolidated condensed statements of operations set forth the results of operations for the twelve months ended December 31, 1999 and for the nine months ended September 30, 2000 as if the Sale Transaction had occurred at the beginning of the periods presented. The unaudited proforma consolidated balance sheet sets forth the financial position as of September 30, 2000, as if the Sale Transaction had occurred as of that date.

Based on historical allocation methods, the Engineering and Education Products Division ("EEPD") reported general and administrative expenses of $1.5 million and $1.9 million for the nine months ended September 30, 2000 and the twelve months ended December 31, 1999, respectively. The accompanying pro forma results include pro forma adjustments to reduce EEPD's general and administrative expenses by $.8 million and $1 million for the nine months ended September 30, 2000 and the twelve months ended December 31, 1999. These adjustments effectively increase the remaining division's general and administrative expenses to reflect all the expense of being a public company as expenses of the remaining division.

The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the Sale Transaction been completed at the beginning of fiscal years 1999 or 2000. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes included in our 1999 Annual Report on Form 10-K and Quarterly Report on Form 10-Q for the quarter ended September 30, 2000.

     Set forth below are unaudited pro forma financial statements of the Corporation reflecting the disposition of the Engineering and Education Products Division.

                                                    MATHSOFT, INC. AND SUBSIDIARIES
                                        UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                                                         AS OF SEPTEMBER 30, 2000
                                                              (IN THOUSANDS)

                                                                  ASSETS


                                                         MATHSOFT       EEPD
                                                            INC.    DISPOSITION        PRO FORMA
                                                         ---------  -----------       ------------

CURRENT ASSETS:
      Cash, cash equivalents and short-term investments  $   3,406  $    7,000   (a)  $      9,861
                                                                          (545)  (b)
      Accounts receivables, net                              6,032      (2,904)  (c)         3,128
      Other receivables                                      1,190                           1,190
      Inventories                                               88         (86)  (c)             2
      Prepaid expenses                                         529        (232)  (c)           297
                                                         ---------  -----------       ------------
            Total current assets                            11,245       3,233              14,478
                                                         ---------  -----------       ------------

PROPERTY AND EQUIPMENT, NET                                  1,548        (560)  (c)           988
                                                         ---------  -----------       ------------

NET ASSETS FROM DISCONTINUED OPERATIONS                          -

OTHER ASSETS                                                   537        (340)  (c)           197
                                                         ---------  -----------       ------------

           TOTAL ASSETS                                  $  13,330  $    2,333        $     15,663
                                                         =========  ===========       ============



                                                           LIABILITIES AND STOCKHOLDERS' EQUITY


                                                         MATHSOFT       EEPD
                                                            INC.    DISPOSITION        PRO FORMA
                                                         ---------  -----------       ------------

CURRENT LIABILITIES                                      $   8,697  $   (2,700)  (c)  $      6,810
                                                                           713   (d)
                                                                           100   (e)
NET LIABILITIES FROM DISCONTINUED OPERATIONS                 2,228           -               2,228

OTHER LONG-TERM LIABILITIES                                    153         (82)  (c)            71

STOCKHOLDERS' EQUITY                                         2,252       4,302   (f)  $      6,554
                                                         ---------  -----------       ------------

           TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY    $  13,330  $    2,333        $     15,663
                                                         =========  ===========       ============

                      MATHSOFT, INC. AND SUBSIDIARIES
            NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                               BALANCE SHEET
                         AS OF SEPTEMBER 30, 2000


     a) Records the proceeds of $7.0 million received by MathSoft for the Sale Transaction.

     b) Records the payment of transaction expenses associated with the Sale Transaction.

     c) Represents the assets and liabilities of EEPD that were sold by Mathsoft in the Sale Transaction.

     d) Records the severance/retention pay expense associated with the Sale Transaction to be paid out over 6 to 18 months.

     e) Records the expense associated with other costs anticipated with the sale Transaction.

     f)   Records  the  book  gain  generated  from  the  Sale  Transaction.

                                                          MATHSOFT, INC AND SUBSIDIARIES
                                        UNAUDITED PROFORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                                    FOR THE NINE MONTHS ENDED SEPTEMBER 30,2000
                                                      (IN THOUSANDS, EXCEPT PER SHARE DATA)



                                                            MATHSOFT        EEPD            PRO FORMA
                                                              INC.      DISPOSITION   (a)  ADJUSTMENTS        PRO FORMA
                                                           ----------  -------------       ------------       ----------

REVENUES:
      Software licenses                                    $  16,210   $    (11,172)                          $    5,038
      Services and other                                       6,769           (398)                               6,371
                                                           ----------  -------------       ------------       ----------
          Total Revenues                                      22,979        (11,570)                              11,409
                                                           ----------  -------------       ------------       ----------

COST OF REVENUES:
      Software licenses                                        2,819         (1,584)                               1,235
      Services and other                                       2,074            (54)                               2,020
                                                           ----------  -------------       ------------       ----------
          Total cost of revenues                               4,893         (1,638)                               3,255
                                                           ----------  -------------       ------------       ----------
          Gross Profit                                        18,086         (9,932)                               8,154
                                                           ----------  -------------       ------------       ----------

OPERATING EXPENSES:
      Sales and marketing                                      9,375         (5,740)                               3,635
      Research and development                                 4,051         (2,408)                               1,643
      General and administrative                               2,515         (1,514)               871  (b)        1,872
                                                           ----------  -------------       ------------       ----------
          Total operating expenses                            15,941         (9,662)               871             7,150
                                                           ----------  -------------       ------------       ----------

          Income from Continuing Operations                    2,145           (270)              (871)            1,004


INTEREST INCOME , NET                                            126           (150)               270  (c)          246
                                                           ----------  -------------       ------------       ----------

         Income Before Provisions for Income Taxes             2,271           (420)              (601)            1,250

PROVISION FOR INCOME TAXES                                        51              0                                   51
                                                           ----------  -------------       ------------       ----------

         Net Income from Continuing Operations                 2,220           (420)              (601)            1,199

DISCONTINUED OPERATIONS
      Loss from Operations of Discontinued Division           (9,850)         9,850   (d)                              0
                                                           ----------  -------------       ------------       ----------

         Net (loss) Income                                 $  (7,630)  $      9,430        $      (601)       $    1,199
                                                           ==========  =============       ============       ==========


BASIC (LOSS) EARNINGS PER SHARE - CONTINUING OPERATIONS    $    0.21                                          $     0.12
                                                           ==========                                         ==========

DILUTED (LOSS) EARNINGS PER SHARE - CONTINUING OPERATIONS  $    0.20                                          $     0.11
                                                           ==========                                         ==========

BASIC (LOSS) EARNINGS PER SHARE                            $   (0.74)                                         $     0.12
                                                           ==========                                         ==========

DILUTED (LOSS) EARNINGS PER SHARE                          $   (0.69)                                         $     0.11
                                                           ==========                                         ==========


WEIGHTED AVERAGE COMMON SHARES OUTSTANDING                    10,379                                              10,379
                                                           ==========                                         ==========

WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION              11,116                                              11,116
                                                           ==========                                         ==========

                        MATHSOFT, INC AND SUBSIDIARIES
             NOTES TO THE UNAUDITED PROFORMA CONSOLIDATED CONDENSED
                           STATEMENTS OF OPERATIONS
                   FOR THE NINE MONTHS ENDED SEPTEMBER 30,2000


     a) Represents the YTD 9/30/2000 unaudited financial results of the Engineering & Education Products Division which was sold by MathSoft via the Sale Transaction on January 23, 2001.

     b) Adjustment to record allocation of G & A costs to reflect all of the expenses of being a public company as expenses of the remaining division.

     c) Adjustment to reflect interest income that would have been earned as a result of the consideration being paid January 1, 2000.

     d) Adjustment to remove discontinued operations of our Internet Venture FreeScholarships.com. FreeScholarships.com's web site and operations were discontinued on September 30, 2000.

          The company's current year losses and tax loss carryforwards exceed gain on sale of division and pro forma interest income therefore eliminating the requirement of recording a tax provision related to the transaction.

                                                              MATHSOFT, INC. AND SUBSIDIARIES
                                                UNAUDITED CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                                       FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999
                                                           (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                     MATHSOFT     Previous      EEPD Dis-    Pro Forma       Total
                                                       INC.    Dispositions(a)  position(b) Adjustments  (c)Adjustments  Pro Forma
                                                     --------  ----------------  ---------  -----------  --------------  ---------

REVENUES:
      Software licenses                              $ 22,703  $             -   $(16,240)               $     (16,240)  $   6,463
      Services and other                                5,900                0       (151)                        (151)      5,749
                                                     --------  ----------------  ---------               --------------  ---------
          Total Revenues                               28,603                0    (16,391)                     (16,391)     12,212
                                                     --------  ----------------  ---------               --------------  ---------

COST OF REVENUES:
      Software licenses                                 3,565                0     (1,954)                      (1,954)      1,611
      Services and other                                1,785                0       (119)                        (119)      1,666
                                                     --------  ----------------  ---------               --------------  ---------
          Total cost of revenues                        5,350                0     (2,073)                      (2,073)      3,277
                                                     --------  ----------------  ---------               --------------  ---------
          Gross Profit                                 23,253                0    (14,318)                     (14,318)      8,935
                                                     --------  ----------------  ---------               --------------  ---------

OPERATING EXPENSES:
      Sales and marketing                              12,798           (1,095)    (7,670)                      (8,765)      4,033
      Research and development                          5,360             (521)    (3,170)                      (3,691)      1,669
      General and administrative                        3,526             (280)    (1,896)    1,038 (c)         (1,138)      2,388
                                                     --------  ----------------  ---------  -----------  --------------  ---------
          Total operating expenses                     21,684           (1,896)   (12,736)    1,038            (13,594)      8,090
                                                     --------  ----------------  ---------  -----------  --------------  ---------

          Income from Operations                        1,569            1,896     (1,582)   (1,038)              (724)        845

INTEREST INCOME , NET                                     161              (54)      (132)      286 (d)            100         261
                                                     --------  ----------------  ---------  -----------  --------------  ---------

          Income Before Provisions for Income Taxes     1,730            1,842     (1,714)     (752)              (624)      1,106

PROVISION FOR INCOME TAXES                                277                0       (162)        0               (162)        115
                                                     --------  ----------------  ---------  -----------  --------------  ---------
         Net Income                                  $  1,453  $         1,842   $ (1,552)  $  (752)     $        (462)  $     991
                                                     ========  ================  =========  ===========  ==============  =========


BASIC EARNINGS PER SHARE:                                0.15                                                                 0.10
                                                     ========                                                            =========


DILUTED EARNINGS PER SHARE:                              0.14                                                                 0.09
                                                     ========                                                            =========



WEIGHTED AVERAGE COMMON SHARES OUTSTANDING              9,770                                                                9,770
                                                     ========                                                            =========


WEIGHTED AVERAGE COMMON SHARES ASSUMING DILUTION       10,494                                                               10,494
                                                     ========                                                            =========

                       MATHSOFT, INC. AND SUBSIDIARIES
             NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                          STATEMENTS OF OPERATIONS
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


     a) Represents the results of operations for the Internet venture, FreeScholarships.com. The website and its operations were shut down in September 2000.

     b) Represents the 1999 unaudited financial results of the Engineering and Education Products Division which was sold by MathSoft via the Sale Transaction on January 23, 2001.

     c) Adjustment to record allocation of G & A costs to reflect all of the expenses of being a public company as expenses of the remaining division.

     c) Adjustment to reflect interest income that would have been earned as a result of the consideration being paid January 1, 1999.

          The company's tax loss carry forwards exceed gain on sale of division and pro forma interest income therefore eliminating the requirement of recording a tax provision related to the transaction.

                                        EXHIBIT INDEX
                                        -------------



Exhibit No.  Exhibit

2.1          Assignment, Bill of Sale and Assumption Agreement by and between MathSoft,
             Inc. and MathSoft Engineering & Education, Inc. dated as of January 23, 2001.

2.2          Intellectual Property Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc., dated as of January 23, 2001.

2.3          Stock Purchase Agreement dated as of January 23, 2001 by and among MathSoft,
             Inc., MathSoft Engineering & Education, Inc. and MathSoft Corporate Holdings,
             Inc.

2.4          Axum Software License Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc. dated as of January 23, 2001.

2.5          Right of First Offer of Exclusive Commercial License by and between MathSoft,
             Inc. and MathSoft Engineering & Education, Inc.

2.6          Non-Competition Agreement by and between MathSoft, Inc. and MathSoft
             Corporate Holdings, Inc. dated as of January 23, 2001.


Exhibit No.  Exhibit

2.7          Transitional Services Agreement by and among MathSoft, Inc., MathSoft
             Engineering & Education, Inc. and MathSoft Corporate Holdings, Inc. dated as of
             January 23, 2001.

2.8          Trademark License Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc. dated as of January 23, 2001.

10.1         Severance Agreement and General Release Effective as of February 5, 2001 by and
             between Mathsoft and Charles J. Digate

10.2         Letter Agreement with Charles J. Digate dated January 29, 2001

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MATHSOFT,  INC.



February 7, 2001                    By:
                                       ---------------------------
                                    Dermot  P.  O'Grady
                                    Vice President, Finance & Administration
                                    Chief Financial Officer, Treasurer and Clerk

                                        EXHIBIT INDEX
                                        -------------



Exhibit No.  Exhibit

2.1          Assignment, Bill of Sale and Assumption Agreement by and between MathSoft,
             Inc. and MathSoft Engineering & Education, Inc. dated as of January 23, 2001.

2.2          Intellectual Property Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc., dated as of January 23, 2001.

2.3          Stock Purchase Agreement dated as of January 23, 2001 by and among MathSoft,
             Inc., MathSoft Engineering & Education, Inc. and MathSoft Corporate Holdings,
             Inc.

2.4          Axum Software License Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc. dated as of January 23, 2001.

2.5          Right of First Offer of Exclusive Commercial License by and between MathSoft,
             Inc. and MathSoft Engineering & Education, Inc.

2.6          Non-Competition Agreement by and between MathSoft, Inc. and MathSoft
             Corporate Holdings, Inc. dated as of January 23, 2001.

2.7          Transitional Services Agreement by and among MathSoft, Inc., MathSoft
             Engineering & Education, Inc. and MathSoft Corporate Holdings, Inc. dated as of
             January 23, 2001.

2.8          Trademark License Agreement by and between MathSoft, Inc. and MathSoft
             Engineering & Education, Inc. dated as of January 23, 2001.

10.1         Severance Agreement and General Release Effective as of February 5, 2001 by and
             between Mathsoft and Charles J. Digate

10.2         Letter Agreement with Charles J. Digate dated January 29, 2001